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                                                                   EXHIBIT 11(B)



                               CONSENT OF COUNSEL



         We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information included in Post-Effective Amendment No. 44 to the Registration Statement (No. 2-81110) on Form N-1A under the Securities Act of 1933, as amended, of Pacific Horizon Funds, Inc.



                                            /S/ O'Melveny & Myers
                                            ------------------------------------



Los Angeles, California
December 19, 1995